Exhibit 3

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of September 2025.

Haveli Investments, L.P.

By: Whanau Interests LLC, its General Partner

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Haveli Cascade Aggregator, L.P.

By: Haveli Cascade Aggregator GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Haveli Cascade Aggregator GP LLC

By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Parent Inc.

By: Cascade Holdings I Inc., its Sole Shareholder
By: Cascade Intermediate II, Inc., its Sole Shareholder
By: Cascade Intermediate I, Inc., its Sole Shareholder
By: Cascade Ultimate Holdings, L.P., its Sole Shareholder
By: Cascade Ultimate Holdings GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Holdings I Inc.

By: Cascade Intermediate II, Inc., its Sole Shareholder
By: Cascade Intermediate I, Inc., its Sole Shareholder
By: Cascade Ultimate Holdings, L.P., its Sole Shareholder
By: Cascade Ultimate Holdings GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Intermediate II, Inc.

By: Cascade Intermediate I, Inc., its Sole Shareholder
By: Cascade Ultimate Holdings, L.P., its Sole Shareholder
By: Cascade Ultimate Holdings GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Intermediate I, Inc.

By: Cascade Ultimate Holdings, L.P., its Sole Shareholder
By: Cascade Ultimate Holdings GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Ultimate Holdings, L.P.

By: Cascade Ultimate Holdings GP LLC, its General Partner
By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Cascade Ultimate Holdings GP LLC

By: Haveli Investments Software Fund I GP, LLC, its Sole Member
By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Haveli Investments Software Fund I GP, LLC

By: Whanau Interests LLC, its Sole Member

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Haveli Software Management LLC

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Manager

Haveli Investment Management LLC

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Manager

Whanau Interests LLC

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth
Title:	Managing Member

Brian N. Sheth

By:	/s/ Brian N. Sheth
Name:	Brian N. Sheth